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                                                         SEC File Nos. 033-02610
                                                                       811-04550


                               THE MAINSTAY FUNDS

                                MAINSTAY MAP FUND

                       SUPPLEMENT DATED NOVEMBER 25, 2002

                                     TO THE

          MAINSTAY MAP FUND CLASS I SHARES PROSPECTUS DATED MAY 1, 2002
                                       AND
                        MAINSTAY MAP FUND CLASS I SHARES
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002

      This Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") and Statement of Additional Information ("SAI") of The MainStay Funds ("Trust") regarding the MainStay MAP Fund ("Fund"). You may obtain a copy of the Prospectus and/or the SAI, free of charge, by writing to the Trust at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

      At a meeting held on November 22, 2002, the shareholders of the Trust approved an amendment to the current sub-advisory agreement between the Fund's investment manager, New York Life Investment Management LLC ("NYLIM"), and Markston International LLC ("Markston") (the "Amended Markston Agreement"). Under the Amended Markston Agreement, Markston will manage a portion of the assets of the Fund, as designated by NYLIM from time to time.

      At the same meeting, the shareholders also approved a new sub-advisory agreement between NYLIM and Jennison Associates LLC ("Jennison"), to appoint Jennison as an additional subadvisor to the Fund to manage the remaining portion of the Fund's assets (the "Jennison Agreement"). The Jennison Agreement provides for substantially the same terms and conditions, including the same fee rate, as the Amended Markston Agreement.

      The Jennison Agreement and the Amended Markston Agreement are both effective as of November 25, 2002. Each Subadvisor will manage its allocated portion of the Fund's assets subject to the oversight of NYLIM and the Board.

      In connection with the approval of the Amended Markston Agreement and the Jennison Agreement, the information provided below updates certain information set forth in the Prospectus and the SAI:
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PROSPECTUS

1. The following is added to the section entitled MainStay MAP Fund - Principal Investment Strategies on page 3 of the Prospectus:

            The Fund employs two Subadvisors with complementary investment processes and styles: Markston International LLC ("Markston") and Jennison Associates LLC ("Jennison"). Each of the Subadvisors is responsible to manage a portion of the assets, as designated by NYLIM from time to time, under the general supervision of NYLIM.

2. The section of the Prospectus entitled MainStay MAP Fund - Investment Process on page 3 of the Prospectus is hereby deleted and replaced in its entirety as follows:

            In pursuing the Fund's investment objective, the Subadvisors seek to identify securities that are out of favor but where a catalyst exists for turning such securities into investments that each Subadvisor believes will have improved performance. The Subadvisors' investment processes and styles are as follows:

            MARKSTON: Factors examined by Markston to indicate value opportunities include: statistical indications, such as low multiples of book value or cash flow, and more fundamental factors, such as industry consolidations. Markston also places emphasis on the presence of a catalyst that may unlock a company's potential, such as management changes, restructurings and sales of underperforming assets. In selecting securities for investment, Markston also assesses the judgment, quality and integrity of company management and the track record of product development.

            Although, under normal circumstances, Markston intends for the Fund to hold its securities for a relatively long period of time, Markston may sell investments when it believes the opportunity for current profits or the risk of market decline outweighs the prospect of capital gains. Certain securities may be acquired from time to time in an effort to earn short-term profits.

            JENNISON: Jennison seeks to identify attractively valued companies with current or emerging earnings growth that are not fully recognized or appreciated by the market. There are two types of companies which may exhibit the characteristics Jennison is seeking. The first type is a company that is out of favor with investors but which Jennison expects will experience a dynamic earnings cycle over the next 12 to 18 months due to corporate


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            restructuring, new product development, an industry cycle turn, increased management focus on shareholder value or improving balance sheet and cash flow. The second type is a company currently delivering good growth characteristics but which Jennison believes is being mispriced by the market as the result of a short-term earnings glitch relative to "street" expectations or market uncertainty regarding sustainability of earnings growth.

            Jennison may sell investments when price objectives are reached, the risk/reward outlook changes, or a company's fundamentals change. Certain securities may be acquired from time to time in an effort to earn short-term profits.

3. The first sentence of the third paragraph in the section entitled MainStay MAP Fund - Principal Risks on page 4 of the Prospectus is hereby deleted and replaced in its entirety as follows:

            The principal risk of investing in stocks (including value stocks) is that they may never reach what the Subadvisors believe is their full value or that they may even go down in value.

4. The second paragraph in the section entitled Know with Whom You're Investing - Who Runs the Fund's Day-To-Business? on page 20 of the Prospectus is hereby deleted and replaced in its entirety as follows:

            The Manager has delegated its day-to-day portfolio management responsibilities to two Subadvisors, each of whom manage an allocated portion of the Fund's assets, as designated by NYLIM from time to time: Markston International LLC, 50 Main Street, White Plains, New York 10606, and Jennison Associates LLC, 466 Lexington Avenue, New York, New York, 10017. As of December 31, 2001, Markston managed approximately $550 million in assets. As of June 28, 2002, Jennison managed approximately $53 billion in assets on behalf of its clients, which primarily include registered investment companies and institutional accounts.

5. The last three paragraphs in the section entitled Know with Whom You're Investing - Who Runs the Fund's Day-To-Day Business? on pages 21 and 22 of the Prospectus are hereby deleted and replaced in their entirety as follows:

            The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Subadvisors, except to the extent expressly provided in the Management Agreement between the Manager and the Trust, on behalf of the Fund.


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            Under the supervision of the Manager, the Subadvisors, for their respective allocated portion of the Fund's assets, are responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records. For these services, the Subadvisors are paid a monthly fee by the Manager, not the Fund. The Fund's Trustees oversee the management and operations of the Fund.

            Markston's investment decisions for the Fund are made by Michael Mullarkey, Roger Lob and Christopher Mullarkey. Michael Mullarkey has an MBA from Harvard Business School, is a Managing Member of Markston and has been a portfolio manager of the MAP Fund, or its predecessors, since 1981. Mr. Lob has an MBA from Columbia Business School, is a Member of Markston and has been a portfolio manager for the MAP Fund, or its predecessors, since 1987. Christopher Mullarkey is a Member of Markston, has nine years of experience in the investment business and has been a portfolio manager of the MAP Fund since 2002. Michael Mullarkey currently is the Fund's primary portfolio manager. Fund assets are divided between the managers within certain parameters. Markston reviews this asset allocation by portfolio manager periodically, and may adjust this allocation based on investment performance and new investment opportunities identified by each portfolio manager. This tri-manager investment structure facilitates the Fund's diversification while allowing each portfolio manager to focus his research on a limited number of companies.

            Jennison's investment decisions for the Fund are made by Mark G. DeFranco and Brian M. Gillott. Mr. DeFranco has managed the MAP Fund since November 2002. Mr. DeFranco is a Senior Vice President, Equity Portfolio Manager/Research. As a member of Jennison's Opportunistic Equity team, he co-manages over $2 billion in assets. Mr. DeFranco joined Jennison in December 1998 with over 12 years of experience in the investment industry. Mr. DeFranco graduated with a M.B.A. in Finance from Columbia University Graduate School of Business in 1987 and received a B.A. in Economics from Bates College in 1983. Mr. Gillott has managed the MAP Fund since November 2002. Mr. Gillott is a Senior Vice President, Equity Portfolio Manager/Research. He is a four-year veteran of Jennison's Opportunistic Equity team and co-manages over $2 billion in assets. Mr. Gillott received a B.S. with honors from Penn State University in 1995.


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STATEMENT OF ADDITIONAL INFORMATION

1. The last sentence of the first paragraph on the first page of the SAI is hereby deleted and replaced in its entirety as follows:

            New York Life Investment Management LLC (the "Manager" or "NYLIM") serves as the Manager for the Fund and has entered into Sub-Advisory Agreements with Markston International, LLC ("Markston") and Jennison Associates LLC ("Jennison") (Markston and Jennison are hereinafter jointly referred to as the "Subadvisors") with respect to the Fund.

2. The first four paragraphs in the section entitled The Manager, the Subadvisors and the Distributor - Subadvisory Agreement on page 22 of the SAI are hereby deleted and replaced in their entirety as follows:

            SUBADVISORY AGREEMENTS

            Pursuant to the Subadvisory Agreements between the Manager and Markston and the Manager and Jennison, Markston and Jennison, the Fund's Subadvisors, subject to the supervision of the Trustees of the Trust and the Manager and in conformity with the stated policies of the Fund and the Trust, manage an allocated portion of the Fund's assets, as designated by the Manager from time to time, including the purchase, retention, disposition and loan of securities. As compensation for services, the Manager, not the Fund, pays each of the Fund's Subadvisors an annual fee, computed daily and paid monthly, calculated on the basis of its average daily net assets during the preceding month at the annual rates of 0.45% up to $250 million; 0.40% from $250 million to $500 million; and 0.35% in excess of $500 million.

            Each of the Subadvisory Agreements remain in effect for two years following their effective date, and continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Independent Trustees.

            Each of the Subadvisors have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Subadvisors bear the salaries and expenses of all of their respective personnel.


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            The Subadvisory Agreements provide that the Subadvisors shall not be liable to the Fund for any error of judgment by the Subadvisors or for any loss suffered by the Fund except in the case of the Subadvisors' willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

3. Any reference in the SAI to the term "Subadvisor" is hereby deleted and replaced with the term "Subadvisors."


            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.


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